ProFunds

                     Supplement dated September 11, 1998 to
                       Prospectus dated April 24, 1998, as
                             Revised August 3, 1998

         Effective August 21, 1998, shares of a ProFund may be exchanged for shares of the other class of that ProFund, or for shares of either class of any other ProFund.

         Effective September 11, 1998, the net asset value per share of all ProFunds is determined as of the close of business of the New York Sock Exchange ("NYSE"). Accordingly, the first sentence of the first paragraph under "GENERAL INFORMATION ABOUT THE TRUST--Determination of Net Asset Value" on pages 51-52 of the Prospectus is replaced with the following:

         The net asset values of the shares of the ProFunds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Easter Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business (in the case of the Money Market ProFund, net asset value is determined as of the close of business on each day the NYSE is open for business).

         In addition, the final paragraph under "GENERAL INFORMATION ABOUT THE TRUST--Determination of Net Asset Value" on page 53 of the Prospectus is replaced with the following:

                  Futures contracts are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund are valued at their last sale price prior to the valuation time, or at fair value if determined to be different than the last sales price. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at the fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt, or at fair value if determined to be different than the last sales price. In the event a trading halt closes a futures exchange prior to the close of the NYSE, futures contracts will be valued on the basis of settlement prices on the futures exchange, or at fair value if determined to be different than the settlement prices.

          Investors Should Retain This Supplement for Future Reference

                                     * * * *